CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the quarterly report on Form 10-Q of WSFS Financial Corporation (the "Company") for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mark A. Turner, President and Chief Executive Officer, and Stephen A. Fowle,
Executive Vice President and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ MARK A. TURNER                                    /s/ STEPHEN A. FOWLE
-------------------------------------                 --------------------------
Mark A. Turner                                        Stephen A. Fowle
President and Chief Executive Officer                 Executive Vice President
                                                      Chief Financial Officer


August 3, 2007